UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 814-7774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Promissory Note

On March 1, 2024, Digital Ally, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Agreement”), by and between the Company, Kustom Entertainment, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Kustom Entertainment” and, together with the Company, the “Borrowers”), and Mosh Man, LLC, a New Jersey limited liability company (the “Purchaser”), pursuant to which the Borrowers issued to the Purchaser a Senior Secured Promissory Note (the “Note”) with a principal amount of $1,425,000. In connection with the Agreement, the Borrowers entered into a Security Agreement (the “Security Agreement”) by and between the Borrowers, as grantor, and the Purchaser, as grantee. The gross proceeds to the Company are $1,000,000, before paying customary fees and expenses.

Pursuant to the Note, the Borrowers shall repay the Note, in full, on the earlier of (i) November 1, 2024, and (ii) the consummation of the merger between Kustom Entertainment and CL Merger Sub, Inc. (“CL Merger Sub”) pursuant to the Merger Agreement among the Company, Kustom Entertainment, Clover Leaf Capital Corp., Yntegra Capital Investments LLC and CL Merger Sub, dated as of June 1, 2023 (the “Maturity Date”). The Borrowers shall pay in arrears in cash an amount equal to 50% of revenues from all ticket sales generated by Kustom Entertainment, up nine thousand tickets sold, and thereafter equal to 10% of all revenues from all ticket sales until the earlier of the date on which the Note is repaid in full or the Maturity Date. The Note bears interest at a rate of 1.58% per month. The Borrowers have the right, but not the obligation, under the Note to prepay the Note, upon written notice to the Purchaser, by payment in full of the entire outstanding principal balance plus interest. Upon a change of control of either Borrower or a sale or all or substantially all of either Borrower’s assets, the Purchaser may require the Borrowers to repay the Note, upon written notice to the Borrowers, by payment in full of the entire outstanding principal balance plus interest. In addition, upon the receipt of proceeds from any financing or extraordinary receipts, the Borrowers are required to repay the Note as follows: (A) if the aggregate proceeds of all such financings and extraordinary receipts are less than $3,000,000, the Borrowers shall prepay an amount equaling to 50% of the outstanding principal of the Note, and (B) if the aggregate proceeds of all such financings and extraordinary receipts are equal to or greater than $3,000,000, the Borrowers shall prepay the Note in full.

Pursuant to the Security Agreement, the Borrowers’ obligations under the Note and Agreement are secured by substantially all of the assets of the Borrowers, other than any real property.

Country Stampede Acquisition

On March 1, 2024, Kustom 440 Inc., a Nevada corporation and wholly-owned subsidiary of Kustom Entertainment (“Kustom 440”), entered into an Asset Purchase Agreement (the “Acquisition Agreement”) with JC Entertainment, LLC, a Kansas limited liability company (“JC Entertainment”). Pursuant to the Acquisition Agreement, Kustom 440 acquired certain assets associated with a music entertainment event (“Country Stampede”), including all intellectual property arising out of and relating to Country Stampede (“Country Stampede Intellectual Property”) and certain contracts in which JC Entertainment is a party to host and operate the 2024 Country Stampede (the “Assumed Contracts”, and together with the Country Stampede Intellectual Property, the “Purchased Assets”).

As consideration for acquiring the Purchased Assets, Kustom 440 paid JC Entertainment the aggregate purchase price amount of Five Hundred Forty Two Thousands Nine Hundred Fifty Nine and 15/100 Dollars ($542,959.15), with the sum of Four Hundred Thousand Dollars ($400,000.00) to be paid at the time of closing (“Closing”), and the remainder to be paid on or before thirty days from the time of Closing. Kustom 440 shall receive a credit for all non-refunded festival ticket sales for the 2024 Country Stampede to be calculated immediately prior to Closing, and JC Entertainment shall be entitled to keep all ticket sale proceeds made and/or received prior to Closing. Kustom 440 shall be obligated, to the extent a refund is sought after Closing, to provide such refund, if appropriate, to the customer requesting a refund, and shall indemnify and hold harmless JC Entertainment from any and all claims, liabilities, costs, suits, or the like relating to such refund request.

The foregoing summaries provide only a brief description of the Promissory Note, Note Purchase Agreement, Security Agreement, and the Acquisition Agreement. The summaries do not purport to be complete and are qualified in their entireties by the full text of such documents, copies of which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Information.

On March 5, 2024, the Company issued a press release announcing the execution of the Acquisition Agreement and the Country Stampede acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
10.1	Form of Promissory Note.
10.2	Form of Note Purchase Agreement.
10.3	Form of Security Agreement.
10.4	Form of Asset Purchase Agreement
99.1	Press Release entitled “Kustom Entertainment Acquires Prestigious Country Stampede Music Festival” dated March 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer